                                                                 EXHIBIT 32.2



                           THE MED-DESIGN CORPORATION

                  CERTIFICATION BY THE CHIEF FINANCIAL OFFICER
          RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS


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         I, Lawrence D. Ellis, Chief Financial Officer of The Med-Design Corporation, a Delaware corporation (the "Company"), hereby certify that, to my knowledge:

         (1) The Company's periodic report on Form 10-Q for the period ended March 31, 2004 (the "Form 10-Q") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


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LAWRENCE D. ELLIS
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Lawrence D. Ellis
Chief Financial Officer

Date:  May 7, 2004